UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2019

AgeX Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

965 Atlantic Avenue

Suite 101

Alameda, California 94501

(Address of principal executive offices)

(510) 671-8370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AGE	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in AgeX’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors” and in other filings that AgeX may make with the Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, AgeX disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “AgeX,” “we,” “us,” or “our” refer to AgeX Therapeutics, Inc.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our 2019 annual meeting of stockholders was held on December 30, 2019. At the meeting our stockholders elected five directors to serve until the next annual meeting and until their successors are duly elected and qualified. Our stockholders also ratified the Board of Directors’ selection of OUM & Co. LLP as our independent registered public accountants to audit our financial statements for the 2019 fiscal year.

There were 37,649,000 shares of AgeX common stock, par value $0.0001 per share, outstanding and eligible to vote at the annual meeting as of the close of business on November 20, 2019, the record date for determining stockholders entitled to vote at the meeting. There were 32,299,704 shares, or 85.79% of the voting power, represented at the meeting, either in person or by proxy. The following tables show the votes cast by our stockholders and any abstentions with respect to the matters presented to stockholders for a vote at the meeting. Information is also provided as to broker non-votes. A “broker non-vote” occurs when a stockholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the stockholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client..

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld
Gregory H. Bailey	25,809,876	758,522
Annalisa Jenkins	25,367,087	1,201,311
John F. Mauldin	26,245,604	322,794
Michael H. May	26,256,176	312,222
Michael D. West	26,278,179	290,219

In addition, there were 5,731,106 broker non-votes with respect to the election of directors.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of OUM & Co. LLP as our independent registered public accountants for the fiscal year ending December 31, 2019 was ratified by the following vote:

Shares Voted
For	32,215,855
Against	46,742
Abstain	36,907

There were no broker non-votes on this matter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEX THERAPEUTICS, INC.

Date: January 6, 2020	By:	/s/ Russell Skibsted
Chief Financial Officer

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